Central Bancompany, Inc. Reports Fourth Quarter and Full-Year 2025 Results Fourth Quarter 2025 Financial Highlights • GAAP net income of $107.6 million, or $0.47 per fully diluted share, compared to $97.1 million and $0.44 in the prior quarter • GAAP net interest margin 1 (“NIM”) of 4.38%, quarterly increase of 2 basis points • End-of-period total loans held for investment of $11.4 billion, quarterly increase of $0.1 billion, or 1.0% growth from the prior quarter • Return on average assets (“ROAA”) of 2.17%, compared to 2.02% in the prior quarter • Efficiency ratio 2 of 47.6%, compared to 49.6% in the prior quarter Full-Year 2025 Financial Highlights: • GAAP net income of $390.9 million, or $1.75 per fully diluted share, compared to $305.8 million and $1.39 in the prior year • Adjusted net income 2 of $402.6 million, or $1.81 per fully diluted share, compared to $333.7 million and $1.51 per fully diluted share in the prior year • End-of-period total deposits of $15.9 billion, an increase of approximately $0.9 billion or 5.9% growth from the prior year • ROAA of 2.03%; Adjusted ROAA 2 of 2.09%, compared to ROAA of 1.63% and Adjusted ROAA 2 of 1.78% in the prior year • Efficiency ratio 2 of 49.5%; Adjusted efficiency ratio 2 of 47.9%, compared to 54.5% and 51.7% respectively in the prior year JEFFERSON CITY, MO. (January 27, 2026 / GLOBE NEWSWIRE) — Central Bancompany, Inc. (Nasdaq: CBC) (“Central Bancompany”, “the Company”, or “CBC”), the bank holding company for The Central Trust Bank (the “Bank”), today announced preliminary financial results for the fourth quarter and full year 2025. John “JR” Ross, President and Chief Executive Officer of Central Bancompany, commented "We are pleased to announce record profitability in 2025, as our employees continued to deliver for our customers, our communities and our shareholders. Our retail net promoter score rose to 74 and our wealth net promoter score to 83, reflecting the quality of the service we deliver to our customers. Our employees spent over 28 thousand hours volunteering in the communities we serve. The drivers of our financial performance were broad-based, reflecting efforts across our organizations and in all our markets. I want to thank our teammates for their outstanding efforts in delivering these outcomes.” “We have a lot to accomplish in 2026, including delivering on the expectations set by our shareholders on the heels of a successful 2025,” Ross continued. “As we look to 2026, we remain focused on prudently growing the business, continuing our technology build out, and thoughtfully deploying our excess capital. We feel ready to meet those challenges and will continue to dedicate ourselves to our customers, communities and shareholders.” Net Interest Income and Net Interest Margin 1 The Company reported net interest income of $206.5 million in the fourth quarter of 2025, reflecting a GAAP net interest margin of 4.38% (4.41% on an FTE basis 1, 2). Earning assets averaged $18.7 billion during the quarter. The increase of $7.6 million in net interest income from the third quarter 2025 reflected the investment of $403.1 million of net IPO proceeds and a 2 basis point increase in net interest margin from last quarter. Average earning assets for the quarter totaled $18.7 billion, an increase of $0.6 billion, or 3.4% from the prior quarter’s average earning assets, driven by $0.5 billion of higher short-term earning assets primarily resulting from the net IPO proceeds. Earning assets ended the quarter at $19.7 billion, $1.0 billion higher than the average during the quarter as we saw seasonally driven deposit growth the end of the year and loan growth across several loan categories. The increase in FTE net interest margin to 4.41% from 4.39% reflects an FTE loan yield of 6.27% this quarter, relatively flat from the prior quarter despite a full quarter of the September rate cut and two further rate cuts during the quarter. The cost of deposits fell 5 basis points to 1.14% for the fourth quarter 2025. Exhibit 99.1 1- 1 All references to net interest income and net interest margin are presented on a fully-tax equivalent basis unless otherwise noted. 2 This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

For the full year of 2025, net interest income was $789.7 million, an increase of $102.3 million from the prior year. Earning assets averaged $18.4 billion in 2025, an increase of $0.5 billion from 2024, driven by higher investment securities. Average deposits grew $0.2 billion, or 1.2%, while average loans declined slightly by $0.1 billion, or 1.1%. Full year net interest margin was 4.30% for 2025, up 46 basis points from the 3.84% net interest margin in 2024. Total loans held for investment were $11.4 billion at December 31, 2025, an increase of $0.1 billion or 1.0% from September 30, 2025. Loan growth in the quarter was driven by increases in construction and development, commercial, financial & agricultural, residential mortgage and home equity lines of credit partially offset by declines in commercial real estate and other consumer loans. Total deposits were $15.9 billion at December 31, 2025, an increase of approximately $1.1 billion or 7.3% from September 30, 2025. The increase from the prior quarter was largely due to seasonality, as our public funds customers typically see significant inflows at the end of the year. Average non-public fund deposits increased by 1.7%. On a year-over-year basis, total deposits were up approximately $0.9 billion, or 5.9%. Noninterest-bearing demand deposits increased by $0.4 billion and savings and interest-bearing demand deposits grew by $0.6 billion, $0.3 billion of which are increases in public funds. Time deposits decreased slightly. Seven of our eleven primary markets grew deposits in 2025. Provision for credit losses The provision for credit losses was $3.0 million for the fourth quarter 2025, relatively flat to the prior quarter. The allowance for credit losses at the end of the quarter was $149.7 million, which was 1.31% of loans held for investment. The allowance for credit losses was $149.5 million (1.32% of loans held for investment) at the end of the prior quarter. For the full year 2025, the provision for credit losses was $9.3 million, down $5.3 million from the prior year. The provision for 2025 included a $5.0 million release of allowance associated with the decision in Q2 of 2025 to sell the consumer leasing portfolio. Noninterest income Noninterest income was $65.8 million for the fourth quarter of 2025, higher by $8.7 million from the prior quarter. The prior quarter included $6.9 million of losses from the sales of investment securities, as we accelerated the reinvestment of nearer-term maturities in the securities portfolio to reduce our asset sensitivity to rates in the 2 to 5-year section of the yield curve. Excluding these losses in the prior quarter, current quarter noninterest income was $1.8 million higher than the prior quarter’s adjusted noninterest income2. The increase was driven by our Wealth Management segment where both brokerage services and fees for fiduciary services increased by $0.4 million and $1.2 million, respectively. Fees for fiduciary services benefited from strong investment inflows and investment performance. Assets under advice grew approximately 3.5% from the prior quarter to $16.0 billion as of December 31, 2025. The fee income ratio for the quarter was 24.2%, relatively flat to the adjusted fee income ratio 2 in the prior quarter, despite the higher levels of net interest income, reflecting that fee income continued to keep pace with growth in net interest income. For the year, noninterest income was $231.7 million, up $21.3 million from the prior year. Net losses from the sales of investment securities in both years and the loss from the expected sale of the consumer leasing portfolio in Q2 of 2025 affected comparability between both periods. Adjusting for both items, adjusted noninterest income 2 was $252.1 million in 2025, an increase of $5.1 million from the prior year. The higher level of noninterest income in 2025 reflects an increase in fees for fiduciary services of $6.1 million and an increase of $3.0 million in brokerage services, offset partially by a decline in mortgage banking revenues of $2.5 million and a gain on the sale of equipment totaling $3.6 million, included in the prior year’s other noninterest income which did not recur. The adjusted fee income ratio2 for 2025 was 24.2%, down from the adjusted fee income ratio2 for 2024 of 26.4%. Noninterest expense Noninterest expense for the fourth quarter 2025 was $129.5 million, a $2.6 million increase from the third quarter 2025. Salaries and benefits expense increased $1.5 million from the prior quarter due to higher incentives as a result of year-end performance and other expenses were higher by $1.9 million, spread across a number of categories. Our efficiency ratio (FTE) 2 of 47.0% improved from the 47.7% efficiency ratio (FTE) of the prior quarter. For the full year 2025, noninterest expense was $505.5 million, an increase of $16.1 million, or 3.3%. Higher salaries and benefits of $17.0 million drove this change. A decrease in legal and professional fees of $3.9 million partially offset this increase, due to anticipated progression in our core modernization project. Our efficiency ratio (FTE)2 of 47.9% for 2025 improved from the 51.7% efficiency ratio (FTE) of the prior year. 2-

Provision for income taxes The fourth quarter 2025 provision for income taxes was $32.1 million, $3.6 million higher than the prior quarter. The effective tax rate for the fourth quarter 2025 was 23.0% compared to 22.7% in the prior quarter. The current quarter reflected a 40 bps impact of certain costs that are no longer deductible as a result of being a public company. For the full year 2025, the provision for income taxes was $115.7 million, up $27.8 million from the prior year, driven by higher levels of pre-tax income. The effective tax rate for the current year was 22.8%, which was up from 22.3% in the prior year due primarily to a reduction year over year in the amount of state tax credits received from tax credit partnerships. Asset quality Asset quality remained strong. Nonperforming loans at December 31, 2025 were $46.0 million, or 40 bps of loans held for investment, down from 45 bps at the end of the prior quarter. Net charge-offs were $2.8 million for the quarter, 10 bps (annualized) of average total loans. Our allowance for credit losses of $149.7 million represented 131 bps of loans held for investment. Compared to the prior year end, nonperforming loans at December 31, 2025 were up $6.5 million and the allowance was down 2 basis points as a percent of loans held for investment from the prior year. Delinquent loans at December 31, 2025 were $36.4 million, or 32 bps of loans held for investment, as compared to 21 bps at the end of the prior quarter and 55 bps at the end of the prior year. Delinquency levels at December 31, 2025 remain aligned with historical, pre-COVID seasonal patterns. Delinquency increased on a linked quarter basis at the end of the fourth quarter, driven by increases in consumer installment and consumer credit card delinquency. Capital Capital levels at December 31, 2025 remained very strong. Our CET1 ratio was 28.1% and represented $1.8 billion of excess capital when compared to our long-term CET1 target of 13.5%. The Bank’s CET1 ratio was 12.9% at December 31, 2025. The difference in the consolidated capital ratio and the capital ratio at the Bank represents earnings that have already been upstreamed to the holding company. Compared to the prior year end, our CET1 increased 443 bps, the result of the net IPO proceeds and earnings retention. Our book value per share at December 31, 2025 was $15.69 per share, whereas our tangible book value was $14.24 per share. Conference Call and Webcast Information The Company will host a conference call and webcast at 9:00 a.m. CT on Tuesday, January 27, 2026. The call may include discussion of Company developments, forward-looking statements and other material information about business and financial matters. This press release and a related slide presentation will be accessible on the Company’s investor relations website https:// investor.centralbank.net. The call can be accessed via this same website or by using the following link: https://edge.media-server.com/ mmc/p/wujracdi. A recorded replay of the conference call will be available on the website after the call’s completion. About Central Bancompany, Inc. Central Bancompany, Inc. is headquartered in Jefferson City, Missouri. Its banking subsidiary, The Central Trust Bank, has been serving businesses and customers since 1902. The bank is built on a strong foundation of people, community service, and technology. As of December 31, 2025, The Central Trust Bank is a $20.8 billion Missouri state-chartered trust company with banking powers and a Federal Reserve state member bank, serving consumers and businesses in Missouri, Kansas, Oklahoma, Colorado, and Florida. Divisions of The Central Trust Bank include Central Trust Company and Central Investment Advisors. Non-GAAP Financial Information In this release, we provide information about certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (“GAAP”) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled later in this release. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. The non- GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies. 3-

Cautionary Note Regarding Forward-Looking Statements This press release may contain forward-looking statements within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. We have based the forward-looking statements contained herein on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section titled “Risk Factors” in our S-1/A Registration Statement. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. These forward-looking statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. We undertake no obligation to update any forward-looking statements made in this prospectus to reflect events or circumstances after the date of this prospectus or to reflect new information or the occurrence of unanticipated events, except as required by law. Media Contact: Dan Westhues EVP, Chief Customer Officer Central Bancompany, Inc. dan.westhues@centralbank.net (573) 634-1281 Investor Relations Contact: Charlie Martin Corporate Development Officer Central Bancompany, Inc. charlie.martin@centralbank.net (314) 686-7007 4-

Current quarter, prior quarter and prior year quarter information is provided on pages 5-8 below.

Central Bancompany, Inc. and Subsidiaries

Quarterly Consolidated Balance Sheets *(unaudited)*

	Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
		(dollars in thousands, except per common share data)					
Assets							
Cash and due from banks	$ 258,588	$ 217,621	$ 265,209	$ 40,967	18.8 %	$ (6,621)	(2.5)%
Short-term earning assets	1,806,594	812,449	977,298	994,145	122.4 %	829,296	84.9 %
Investment securities	6,422,352	6,017,738	5,656,384	404,614	6.7 %	765,968	13.5 %
Loans held for investment:							
Construction and development	570,749	534,852	552,676	35,897	6.7 %	18,073	3.3 %
Commercial, financial & agricultural	1,761,287	1,736,276	1,874,906	25,011	1.4 %	(113,619)	(6.1)%
Non-owner-occupied commercial real estate [1]	3,150,269	3,156,493	3,197,765	(6,224)	(0.2)%	(47,496)	(1.5)%
Owner-occupied commercial real estate	1,580,260	1,583,150	1,572,955	(2,890)	(0.2)%	7,305	0.5 %
Commercial real estate	4,730,529	4,739,643	4,770,720	(9,114)	(0.2)%	(40,191)	(0.8)%
Total commercial loans	7,062,565	7,010,771	7,198,302	51,794	0.7 %	(135,737)	(1.9)%
Residential mortgage loans [2]	3,321,101	3,250,731	3,105,760	70,370	2.2 %	215,341	6.9 %
Home equity lines of credit	410,845	390,777	349,011	20,068	5.1 %	61,834	17.7 %
Consumer credit card	98,310	92,881	93,825	5,429	5.8 %	4,485	4.8 %
Other consumer loans	551,395	588,192	903,452	(36,797)	(6.3)%	(352,057)	(39.0)%
Total residential and consumer loans	4,381,651	4,322,581	4,452,048	59,070	1.4 %	(70,397)	(1.6)%
Total unpaid principal balance	11,444,216	11,333,352	11,650,350	110,864	1.0 %	(206,134)	(1.8)%
Add: Unearned income	(9,611)	(10,034)	(26,259)	423	(4.2)%	16,648	(63.4)%
Loans held for investment	11,434,605	11,323,318	11,624,091	111,287	1.0 %	(189,486)	(1.6)%
Less: Allowance for credit losses	(149,674)	(149,459)	(154,279)	(215)	0.1 %	4,605	(3.0)%
Net loans	11,284,931	11,173,859	11,469,812	111,072	1.0 %	(184,881)	(1.6)%
Loans held for sale	54,119	21,830	34,264	32,289	147.9 %	19,855	57.9 %
Land, buildings, and equipment, net	215,931	214,550	215,316	1,381	0.6 %	615	0.3 %
Goodwill and intangibles	351,664	352,470	354,890	(806)	(0.2)%	(3,226)	(0.9)%
Other assets	357,799	373,088	269,370	(15,289)	(4.1)%	88,429	32.8 %
Total assets	**$ 20,751,978**	**$ 19,183,605**	**$ 19,242,543**	**$ 1,568,373**	**8.2 %**	**$ 1,509,435**	**7.8 %**
Liabilities and Stockholders' Equity							
Deposits:							
Noninterest-bearing demand	$ 5,615,652	$ 5,317,961	$ 5,245,705	$ 297,691	5.6 %	$ 369,947	7.1 %
Savings and interest-bearing demand	8,611,895	7,767,084	8,043,244	844,811	10.9 %	568,651	7.1 %
Time	1,635,078	1,704,182	1,696,899	(69,104)	(4.1)%	(61,821)	(3.6)%
Total deposits	15,862,625	14,789,227	14,985,848	1,073,398	7.3 %	876,777	5.9 %
Federal funds purchased and customer repurchase agreements	1,011,851	958,766	1,007,295	53,085	5.5 %	4,556	0.5 %
Total customer funds	16,874,476	15,747,993	15,993,143	1,126,483	7.2 %	881,333	5.5 %
Other liabilities	93,525	151,198	138,739	(57,673)	(38.1)%	(45,214)	(32.6)%
Total liabilities	**16,968,001**	**15,899,191**	**16,131,882**	**1,068,810**	**6.7 %**	**836,119**	**5.2 %**
Stockholders' equity:							
Common equity	3,900,011	3,422,555	3,349,966	477,456	14.0 %	550,045	16.4 %
Accumulated other comprehensive (loss)	(16,872)	(38,983)	(139,925)	22,111	(56.7)%	123,053	(87.9)%
Less: Treasury stock	(99,162)	(99,158)	(99,380)	(4)	- %	218	(0.2)%
Total stockholders' equity	**3,783,977**	**3,284,414**	**3,110,661**	**499,563**	**15.2 %**	**673,316**	**21.6 %**
Total liabilities and stockholders' equity	**$ 20,751,978**	**$ 19,183,605**	**$ 19,242,543**	**$ 1,568,373**	**8.2 %**	**$ 1,509,435**	**7.8 %**

[1] Non-owner occupied commercial real estate loans updated presentation to include multi-family loans

[2] Residential mortgage loans updated presentation to include residential construction and development

5-

Central Bancompany, Inc. and Subsidiaries

Quarterly Consolidated Statements of Income *(unaudited)*

	Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
	(dollars in thousands, except per common share data)						
Interest income:							
Loans	$ 178,961	$ 179,351	$ 179,835	$ (390)	(0.2)%	$ (874)	(0.5)%
Investment securities	64,582	62,343	45,132	2,239	3.6 %	19,450	43.1 %
Short-term earning assets	11,741	7,081	7,730	4,660	65.8 %	4,011	51.9 %
Total interest income	255,284	248,775	232,697	6,509	2.6 %	22,587	9.7 %
Interest expense:							
Deposits	43,133	44,066	43,813	(933)	(2.1)%	(680)	(1.6)%
Federal funds purchased and customer repurchase agreements	5,688	5,837	6,474	(149)	(2.6)%	(786)	(12.1)%
Total interest expense	48,821	49,903	50,287	(1,082)	(2.2)%	(1,466)	(2.9)%
Net interest income	**206,463**	**198,872**	**182,410**	**7,591**	**3.8 %**	**24,053**	**13.2 %**
Provision for credit losses	**3,016**	**3,382**	**2,618**	**(366)**	**(10.8)%**	**398**	**15.2 %**
Noninterest income:							
Service charges and commissions	14,553	14,955	14,296	(402)	(2.7)%	257	1.8 %
Payment services revenue	17,063	17,111	17,063	(48)	(0.3)%	-	— %
Brokerage services	7,701	7,266	6,629	435	6.0 %	1,072	16.2 %
Fees for fiduciary services	14,214	12,973	12,300	1,241	9.6 %	1,914	15.6 %
Mortgage banking revenues, net	9,408	10,297	10,366	(889)	(8.6)%	(958)	(9.2)%
Investment securities (losses), net	-	(6,920)	(39,257)	6,920	(100.0)%	39,257	(100.0)%
Other income	2,832	1,388	2,648	1,444	104.0 %	184	6.9 %
Total noninterest income	**65,771**	**57,070**	**24,045**	**8,701**	**15.2 %**	**41,726**	**173.5 %**
Less: Investment securities (losses), net	-	(6,920)	(39,257)	6,920	(100.0)%	39,257	(100.0)%
Total adjusted noninterest income [1]	**65,771**	**63,990**	**63,302**	**1,781**	**2.8 %**	**2,469**	**3.9 %**
Noninterest expenses:							
Salaries and employee benefits	76,799	75,298	70,938	1,501	2.0 %	5,861	8.3 %
Net occupancy and equipment	12,731	12,748	11,999	(17)	(0.1)%	732	6.1 %
Computer software and maintenance	5,241	6,032	4,800	(791)	(13.1)%	441	9.2 %
Marketing and business development	5,476	4,818	5,372	658	13.7 %	104	1.9 %
Legal and professional fees	5,923	6,125	8,505	(202)	(3.3)%	(2,582)	(30.4)%
Bankcard processing, rewards and related cost	7,595	8,040	6,254	(445)	(5.5)%	1,341	21.4 %
Other expenses	15,749	13,884	17,005	1,865	13.4 %	(1,256)	(7.4)%
Total noninterest expenses	**129,514**	**126,945**	**124,873**	**2,569**	**2.0 %**	**4,641**	**3.7 %**
Income before income taxes	139,704	125,615	78,964	14,089	11.2 %	60,740	76.9 %
Income taxes	32,113	28,516	17,079	3,597	12.6 %	15,034	88.0 %
Net income	**$ 107,591**	**$ 97,099**	**$ 61,885**	**$ 10,492**	**10.8 %**	**$ 45,706**	**73.9 %**
Less: Investment securities (losses), net of taxes	-	(5,270)	(29,898)	5,270	(100.0)%	29,898	(100.0)%
Adjusted net income [1]	**$ 107,591**	**$ 102,369**	**$ 91,783**	**$ 5,222**	**5.1 %**	**$ 15,808**	**17.2 %**
End of period shares	241,106	220,665	220,385	20,441	9.3 %	20,721	9.4 %
Weighted average fully diluted shares	229,267	220,059	220,234	9,208	4.2 %	9,033	4.1 %
Net income per common share - diluted	$ 0.47	$ 0.44	$ 0.28	$ 0.03	6.3 %	$ 0.19	67.0 %
Adjusted net income [1] per common share - diluted	$ 0.47	$ 0.47	$ 0.42	$ -	0.8 %	$ 0.05	12.6 %
Dividends / share	$ 0.155	$ 0.055	$ 0.125	$ 0.100	181.8 %	$ 0.030	24.0 %

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

6-

Central Bancompany, Inc. and Subsidiaries

Quarterly Summary of Financial Results *(unaudited)*

	Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
	(dollars in thousands, except per common share data and other information)						
Financial Ratios (GAAP)							
Net interest margin	4.38 %	4.36 %	4.05 %	0.02 %	0.42 %	0.33 %	8.05 %
Return on average total assets	2.17 %	2.02 %	1.31 %	0.15 %	7.53 %	0.86 %	65.58 %
Return on average common equity	12.1 %	11.9 %	8.0 %	0.2 %	1.8 %	4.1 %	52.0 %
Fee income ratio	24.2 %	22.3 %	11.6 %	1.9 %	8.3 %	12.5 %	107.4 %
Efficiency ratio	47.6 %	49.6 %	60.5 %	(2.0)%	(4.1)%	(12.9)%	(21.3)%
Effective tax rate	23.0 %	22.7 %	21.6 %	0.3 %	1.3 %	1.4 %	6.3 %
Financial Ratios (Non-GAAP [1])							
Net interest margin (FTE) [2, 3]	4.41 %	4.39 %	4.08 %	0.02 %	0.50 %	0.33 %	8.11 %
Adjusted return on average total assets [2]	2.17 %	2.13 %	1.94 %	0.04 %	1.99 %	0.23 %	11.64 %
Adjusted return on average common equity [2]	12.1 %	11.9 %	8.0 %	0.2 %	1.8 %	4.1 %	52.0 %
Return on average tangible common equity [2]	13.5 %	13.4 %	9.1 %	0.1 %	0.8 %	4.4 %	48.8 %
Adjusted return on average tangible common equity	13.5 %	14.2 %	13.4 %	(0.6)%	(4.4)%	0.1 %	0.7 %
Adjusted fee income ratio	24.2 %	24.3 %	25.8 %	(0.2)%	(0.8)%	(1.6)%	(6.2)%
Efficiency ratio (FTE) [2,3]	47.0 %	47.7 %	50.2 %	(0.7)%	(1.5)%	(3.2)%	(6.4)%
Net Interest Margin & Yields							
Interest-earning cash yield [3]	4.11 %	4.64 %	4.97 %	(0.53)%	(11.5)%	(0.87)%	(17.4)%
Investment securities yield [3]	4.19 %	4.09 %	3.20 %	0.10 %	2.4 %	0.99 %	30.8 %
Loan yield [3]	6.27 %	6.28 %	6.19 %	(0.01)%	(0.2)%	0.09 %	1.4 %
Cost of deposits	1.14 %	1.19 %	1.20 %	(0.05)%	(3.9)%	(0.06)%	(5.0)%
Cost of funds	1.21 %	1.26 %	1.29 %	(0.05)%	(4.1)%	(0.08)%	(6.1)%
Loan to deposit ratio	72.4 %	76.7 %	77.8 %	(4.3)%	(5.6)%	(5.4)%	(6.9)%
Interest-free funds ratio	43.1 %	42.2 %	42.3 %	0.9 %	2.2 %	0.8 %	1.9 %
Interest-earning asset yield [3]	5.45 %	5.49 %	5.20 %	(0.04)%	(0.7)%	0.25 %	4.8 %
Cost of total interest-bearing liabilities	1.82 %	1.89 %	1.94 %	(0.07)%	(3.8)%	(0.12)%	(6.0)%
Net interest spread	3.63 %	3.59 %	3.26 %	0.04 %	1.0 %	0.37 %	11.2 %
Benefit of interest-free funds	0.79 %	0.80 %	0.82 %	(0.01)%	(1.8)%	(0.04)%	(4.3)%
Net interest margin (FTE)	4.41 %	4.39 %	4.08 %	0.02 %	0.5 %	0.33 %	8.1 %
Other Information							
Number of full service offices	155	155	153	—	— %	2	1.3 %
Full-time equivalent employees	2,905	2,911	2,938	(7)	(0.2)%	(34)	(1.2)%
Consolidated Capital Ratios							
Tier 1 capital ratio	28.1 %	24.6 %	23.6 %	3.5 %	14.0 %	4.4 %	18.8 %
Total risk-based capital ratio	29.3 %	25.8 %	24.9 %	3.4 %	13.3 %	4.4 %	17.6 %
Tier 1 leverage ratio	17.9 %	15.9 %	15.7 %	2.0 %	12.6 %	2.2 %	14.2 %
Common equity tier 1 ratio	28.1 %	24.6 %	23.6 %	3.5 %	14.0 %	4.4 %	18.8 %
Total stockholders' equity to total assets	18.2 %	17.1 %	16.2 %	1.1 %	6.5 %	2.1 %	12.8 %
Tangible common equity to tangible assets (non-GAAP) [1]	16.8 %	15.6 %	14.6 %	1.3 %	8.1 %	2.2 %	15.3 %
Risk-weighted assets	$ 12,414	$ 12,212	$ 12,397	$ 203	1.7 %	$ 17	0.1 %
Book value per share	$ 15.69	$ 14.88	$ 14.11	$ 0.81	5.4 %	$ 1.58	11.2 %
Tangible book value per share (non-GAAP)	$ 14.24	$ 13.29	$ 12.50	$ 0.95	7.1 %	$ 1.73	13.8 %
Bank-Level Ratios							
Tier 1 capital ratio	12.9 %	13.6 %	12.6 %	(0.7)%	(5.2)%	0.3 %	2.5 %
Total risk-based capital ratio	14.1 %	14.8 %	13.8 %	(0.7)%	(4.8)%	0.3 %	2.0 %
Tier 1 leverage ratio	8.2 %	8.8 %	8.3 %	(0.6)%	(6.4)%	(0.1)%	(1.4)%
Common equity Tier 1 ratio	12.9 %	13.6 %	12.6 %	(0.7)%	(5.2)%	0.3 %	2.5 %

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

[2] Annualized for all partial-year periods.

[3] Fully-tax equivalent basis.

7-

Central Bancompany, Inc. and Subsidiaries

Quarterly Summary of Financial Results *(unaudited)*

	Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
Asset Quality							
Allowance for credit losses / loans held for investment	1.31 %	1.32 %	1.33 %	(0.01)%	(0.8)%	(0.02)%	(1.4)%
Allowance for credit losses	$149,674	$149,459	$154,279	$ 215	0.1 %	$ (4,605)	(3.0)%
Allowance for unfunded loan commitments	$ 349	$ 384	$ 484	$ (35)	(9.2)%	$ (135)	(27.9)%
Allowance for investment securities	$ 10	$ 16	$ 21	$ (6)	(37.7)%	$ (11)	(51.2)%
Nonperforming loans / loans held for investment	0.40 %	0.45 %	0.34 %	(0.05)%	(10.3)%	0.06 %	18.4 %
Nonperforming loans	$ 45,977	$ 50,774	$ 39,473	$ (4,797)	(9.4)%	$ 6,504	16.5 %
Nonperforming commercial loans	$ 17,245	$ 18,265	$ 14,490	$ (1,020)	(5.6)%	$ 2,755	19.0 %
Nonperforming consumer loans	$ 28,732	$ 32,509	$ 24,983	$ (3,777)	(11.6)%	$ 3,749	15.0 %
Nonperforming assets / total assets	0.25 %	0.30 %	0.23 %	(0.05)%	(16.4)%	0.02 %	7.6 %
Nonperforming assets	$ 51,931	$ 57,416	$ 44,748	$ (5,485)	(9.6)%	$ 7,183	16.1 %
Net charge-offs / average loans	0.10 %	0.12 %	0.12 %	(0.02)%	(17.6)%	(0.02)%	(16.9)%
Net charge-offs	$ 2,841	$ 3,450	$ 3,483	$ (608)	(17.6)%	$ (641)	(18.4)%
Commercial net charge-offs	$ 386	$ 1,275	$ 1,077	$ (889)	(69.7)%	$ (691)	(64.2)%
Consumer net charge-offs	$ 2,455	$ 2,175	$ 2,405	$ 280	12.9 %	$ 50	2.1 %

Central Bancompany, Inc. and Subsidiaries

Quarterly Average Consolidated Balance Sheets *(unaudited)*

	Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands)				
Average Assets							
Cash and due from banks	$ 187,628	$ 183,429	$ 188,541	$ 4,199	2.3 %	$ (913)	(0.5)%
Short-term earning assets	1,180,781	630,929	643,919	549,852	87.1 %	536,862	83.4 %
Investment securities	6,154,552	6,087,403	5,650,572	67,149	1.1 %	503,980	8.9 %
Loans held for investment	11,335,992	11,345,544	11,576,521	(9,552)	(0.1)%	(240,529)	(2.1)%
Less allowance for credit losses	(149,126)	(149,072)	(154,643)	(54)	— %	5,517	(3.6)%
Net loans	11,186,866	11,196,472	11,421,878	(9,606)	(0.1)%	(235,012)	(2.1)%
Loans held for sale	33,068	28,884	33,433	4,184	14.5 %	(365)	(1.1)%
Land, buildings, and equipment, net	216,211	215,218	215,703	993	0.5 %	508	0.2 %
Goodwill and intangibles	352,186	352,996	355,421	(810)	(0.2)%	(3,235)	(0.9)%
Other assets	354,945	389,106	271,873	(34,161)	(8.8)%	83,072	30.6 %
Total assets	**$ 19,666,237**	**$ 19,084,437**	**$ 18,781,340**	**$ 581,800**	**3.0 %**	**$ 884,897**	**4.7 %**
Average Liabilities							
Noninterest-bearing demand	$ 5,375,187	$ 5,237,939	$ 5,198,795	$ 137,248	2.6 %	$ 176,392	3.4 %
Savings and interest-bearing demand	7,962,083	7,788,117	7,610,231	173,966	2.2 %	351,852	4.6 %
Time	1,671,731	1,709,401	1,710,605	(37,670)	(2.2)%	(38,874)	(2.3)%
Total deposits	15,009,001	14,735,457	14,519,631	273,544	1.9 %	489,370	3.4 %
Federal funds purchased and customer	1,004,520	957,951	1,004,321	46,569	4.9 %	199	— %
Total customer funds	16,013,521	15,693,408	15,523,952	320,113	2.0 %	489,569	3.2 %
Other liabilities	129,327	152,491	168,638	(23,164)	(15.2)%	(39,311)	(23.3)%
Total liabilities	**16,142,848**	**15,845,899**	**15,692,590**	**296,949**	**1.9 %**	**450,258**	**2.9 %**
Average Stockholders' Equity							
Common equity	3,650,132	3,393,916	3,353,654	256,216	7.5 %	296,478	8.8 %
Accumulated other comprehensive loss	(27,585)	(56,220)	(175,573)	28,635	(50.9)%	147,988	(84.3)%
Treasury stock	(99,158)	(99,158)	(92,309)	—	— %	(6,849)	7.4 %
Total stockholders' equity	**3,523,389**	**3,238,538**	**3,088,750**	**284,851**	**8.8 %**	**434,639**	**14.1 %**
Total liabilities and stockholders' equity	**$ 19,666,237**	**$ 19,084,437**	**$ 18,781,340**	**$ 581,800**	**3.0 %**	**$ 884,897**	**4.7 %**
Average interest-earning assets	$ 18,704,393	$ 18,092,760	$ 17,904,445	$ 611,633	3.4 %	$ 799,948	4.5 %
Average interest-bearing liabilities	10,638,334	10,455,469	10,325,157	182,865	1.7 %	313,177	3.0 %
Average interest-free funds	8,066,059	7,637,291	7,579,288	428,768	5.6 %	486,771	6.4 %

8-

Current and prior year information is provided on pages 9-12 below.

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Consolidated Balance Sheets *(unaudited)*

	YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data)			
Assets				
Cash and due from banks	$ 258,588	$ 265,209	$ (6,621)	(2.5) %
Short-term earning assets	1,806,594	977,298	829,296	84.9 %
Investment securities	6,422,352	5,656,384	765,968	13.5 %
Loans held for investment:				
Construction and development	570,749	552,676	18,073	3.3 %
Commercial, financial & agricultural	1,761,287	1,874,906	(113,619)	(6.1) %
Non-owner-occupied commercial real estate [1]	3,150,269	3,197,765	(47,496)	(1.5) %
Owner-occupied commercial real estate	1,580,260	1,572,955	7,305	0.5 %
Commercial real estate	4,730,529	4,770,720	(40,191)	(0.8) %
Total commercial loans	7,062,565	7,198,302	(135,737)	(1.9) %
Residential mortgage loans [2]	3,321,101	3,105,760	215,341	6.9 %
Home equity lines of credit	410,845	349,011	61,834	17.7 %
Consumer credit card	98,310	93,825	4,485	4.8 %
Other consumer loans	551,395	903,452	(352,057)	(39.0) %
Total residential and consumer loans	4,381,651	4,452,048	(70,397)	(1.6) %
Total unpaid principal balance	11,444,216	11,650,350	(206,134)	(1.8) %
Add: Unearned income	(9,611)	(26,259)	16,648	(63.4) %
Loans held for investment	11,434,605	11,624,091	(189,486)	(1.6) %
Less: Allowance for credit losses	(149,674)	(154,279)	4,605	(3.0) %
Net loans	11,284,931	11,469,812	(184,881)	(1.6) %
Loans held for sale	54,119	34,264	19,855	57.9 %
Land, buildings, and equipment, net	215,931	215,316	615	0.3 %
Goodwill and intangibles	351,664	354,890	(3,226)	(0.9) %
Other assets	357,799	269,370	88,429	32.8 %
Total assets	**$ 20,751,978**	**$ 19,242,543**	**$ 1,509,435**	**7.8 %**
Liabilities and Stockholders' Equity				
Deposits:				
Noninterest-bearing demand	$ 5,615,652	$ 5,245,705	$ 369,947	7.1 %
Savings and interest-bearing demand	8,611,895	8,043,244	568,651	7.1 %
Time	1,635,078	1,696,899	(61,821)	(3.6) %
Total deposits	15,862,625	14,985,848	876,777	5.9 %
Federal funds purchased and customer repurchase agreements	1,011,851	1,007,295	4,556	0.5 %
Total customer funds	16,874,476	15,993,143	881,333	5.5 %
Other liabilities	93,525	138,739	(45,214)	(32.6) %
Total liabilities	**16,968,001**	**16,131,882**	**836,119**	**5.2 %**
Stockholders' equity:				
Common equity	3,900,011	3,349,966	550,045	16.4 %
Accumulated other comprehensive (loss)	(16,872)	(139,925)	123,053	(87.9) %
Less: Treasury stock	(99,162)	(99,380)	218	(0.2) %
Total stockholders' equity	**3,783,977**	**3,110,661**	**673,316**	**21.6 %**
Total liabilities and stockholders' equity	**$ 20,751,978**	**$ 19,242,543**	**$ 1,509,435**	**7.8 %**

[1] Non-owner occupied commercial real estate loans updated presentation to include multi-family loans

[2] Residential mortgage loans updated presentation to include residential construction and development

9-

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Consolidated Statements of Income *(unaudited)*

	YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data)			
Interest income:				
Loans	$ 712,377	$ 708,386	$ 3,991	0.6 %
Investment securities	237,258	151,489	85,769	56.6 %
Short-term earning assets	40,313	45,102	(4,789)	(10.6)%
Total interest income	989,948	904,977	84,971	9.4 %
Interest expense:				
Deposits	175,200	190,432	(15,232)	(8.0)%
Federal funds purchased and customer repurchase agreements	25,083	27,221	(2,138)	(7.9)%
Total interest expense	200,283	217,653	(17,370)	(8.0)%
Net interest income	**789,665**	**687,324**	**102,341**	**14.9 %**
Provision for credit losses	**9,311**	**14,587**	**(5,276)**	**(36.2)%**
Noninterest income:				
Service charges and commissions	57,631	56,137	1,494	2.7 %
Payment services revenue	67,570	67,531	39	0.1 %
Brokerage services	28,696	25,739	2,957	11.5 %
Fees for fiduciary services	51,954	45,897	6,057	13.2 %
Mortgage banking revenues, net	39,571	42,080	(2,509)	(6.0)%
Investment securities (losses), net	(6,811)	(36,661)	29,850	(81.4)%
Other (loss) income	(6,917)	9,667	(16,584)	(171.6)%
Total noninterest income	**231,694**	**210,390**	**21,304**	**10.1 %**
Less: Investment securities (losses), net	(6,811)	(36,661)	29,850	(81.4)%
Less: (Loss) on expected sale of consumer lease portfolio	(13,612)	-	(13,612)	— %
Total adjusted noninterest income [1]	**252,117**	**247,051**	**5,066**	**2.1 %**
Noninterest expenses:				
Salaries and employee benefits	298,080	281,087	16,993	6.0 %
Net occupancy and equipment	48,990	47,131	1,859	3.9 %
Computer software and maintenance	22,556	20,318	2,238	11.0 %
Marketing and business development	20,670	19,990	680	3.4 %
Legal and professional fees	22,403	26,290	(3,887)	(14.8)%
Bankcard processing, rewards and related cost	30,747	32,002	(1,255)	(3.9)%
Other expenses	62,044	62,589	(545)	(0.9)%
Total noninterest expenses	**505,490**	**489,407**	**16,083**	**3.3 %**
Income before income taxes	506,558	393,720	112,838	28.7 %
Income taxes	115,705	87,910	27,795	31.6 %
Net income	**$ 390,853**	**$ 305,810**	**$ 85,043**	**27.8 %**
Less: Investment securities (losses), net of taxes	(5,187)	(27,921)	22,734	(81.4)%
Less: (Loss) on expected sale of consumer lease portfolio, net of taxes	(6,563)	-	(6,563)	— %
Adjusted net income [1]	**$ 402,603**	**$ 333,731**	**$ 68,872**	**20.6 %**
End of period shares	241,106	220,385	20,721	9.4 %
Weighted average fully diluted shares	222,352	220,587	1,765	0.8 %
Net income per common share - diluted	$ 1.75	$ 1.39	$ 0.37	26.6 %
Adjusted net income [1] per common share - diluted	$ 1.81	$ 1.51	$ 0.30	19.5 %
Dividends / share	$ 1.120	$ 0.260	$ 0.860	330.8 %

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

10-

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Summary of Financial Results *(unaudited)*

	YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data and other information)			
Financial Ratios (GAAP)				
Net interest margin	4.30 %	3.84 %	0.46 %	11.9 %
Return on average total assets	2.03 %	1.63 %	0.40 %	24.4 %
Return on average common equity	11.9 %	10.4 %	1.5 %	14.3 %
Fee income ratio	22.7 %	23.4 %	(0.8)%	(3.2)%
Efficiency ratio	49.5 %	54.5 %	(5.0)%	(9.2)%
Effective tax rate	22.8 %	22.3 %	0.5 %	2.3 %
Financial Ratios (Non-GAAP [1])				
Net interest margin (FTE) [2, 3]	4.33 %	3.88 %	0.46 %	11.8 %
Adjusted return on average total assets [2]	2.09 %	1.78 %	0.31 %	17.4 %
Adjusted return on average common equity [2]	11.9 %	10.4 %	1.5 %	14.3 %
Return on average tangible common equity [2]	13.4 %	11.9 %	1.5 %	12.3 %
Adjusted return on average tangible common equity	13.8 %	13.0 %	0.8 %	6.0 %
Adjusted fee income ratio	24.2 %	26.4 %	(2.2)%	(8.5)%
Efficiency ratio (FTE) [2,3]	47.9 %	51.7 %	(3.8)%	(7.3)%
Net Interest Margin & Yields				
Interest-earning cash yield [3]	4.48 %	5.56 %	(1.08)%	(19.5)%
Investment securities yield [3]	4.00 %	2.81 %	1.19 %	42.5 %
Loan yield [3]	6.24 %	6.13 %	0.11 %	1.8 %
Cost of deposits	1.18 %	1.30 %	(0.12)%	(9.1)%
Cost of funds	1.26 %	1.39 %	(0.13)%	(9.1)%
Loan to deposit ratio	72.4 %	77.8 %	(5.4)%	(6.9)%
Interest-free funds ratio	42.1 %	41.3 %	0.7 %	1.8 %
Interest-earning asset yield [3]	5.42 %	5.09 %	0.33 %	6.5 %
Cost of total interest-bearing liabilities	1.88 %	2.07 %	(0.19)%	(9.3)%
Net interest spread	3.54 %	3.02 %	0.52 %	17.4 %
Benefit of interest-free funds	0.79 %	0.86 %	(0.07)%	(7.7)%
Net interest margin (FTE)	4.33 %	3.88 %	0.46 %	11.8 %
Other Information				
Number of full service offices	155	153	2	1.3 %
Full-time equivalent employees	2,905	2,938	(34)	(1.2)%
Consolidated Capital Ratios				
Tier 1 capital ratio	28.1 %	23.6 %	4.4 %	18.8 %
Total risk-based capital ratio	29.3 %	24.9 %	4.4 %	17.6 %
Tier 1 leverage ratio	17.9 %	15.7 %	2.2 %	14.2 %
Common equity tier 1 ratio	28.1 %	23.6 %	4.4 %	18.8 %
Total stockholders' equity to total assets	18.2 %	16.2 %	2.1 %	12.8 %
Tangible common equity to tangible assets (non-GAAP) [1]	16.8 %	14.6 %	2.2 %	15.3 %
Risk-weighted assets	$12,414	$12,397	$17	0.1 %
Book value per share	$15.69	$14.11	$1.58	11.2 %
Tangible book value per share (non-GAAP)	$14.24	$12.50	$1.73	13.8 %
Bank-Level Ratios				
Tier 1 capital ratio	12.9 %	12.6 %	0.3 %	2.5 %
Total risk-based capital ratio	14.1 %	13.8 %	0.3 %	2.0 %
Tier 1 leverage ratio	8.2 %	8.3 %	(0.1)%	(1.4)%
Common equity Tier 1 ratio	12.9 %	12.6 %	0.3 %	2.5 %

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

[2] Annualized for all partial-year periods.

[3] Fully-tax equivalent basis.

11-

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Summary of Financial Results *(unaudited)*

	YTD FY25		YTD FY24		YTD YoY $VAR	YTD YoY %VAR
	(dollars in thousands, except per common share data and other information)					
Asset Quality						
Allowance for credit losses / loans held for investment		1.31 %		1.33 %	(0.02)%	(1.4)%
Allowance for credit losses	$	149,674	$	154,279	$ (4,605)	(3.0)%
Allowance for unfunded loan commitments	$	349	$	484	$ (135)	(27.9)%
Allowance for investment securities	$	10	$	21	$ (11)	(51.2)%
Nonperforming loans / loans held for investment		0.40 %		0.34 %	0.06 %	18.4 %
Nonperforming loans	$	45,977	$	39,473	$ 6,504	16.5 %
Nonperforming commercial loans	$	17,245	$	14,490	$ 2,755	19.0 %
Nonperforming consumer loans	$	28,732	$	24,983	$ 3,749	15.0 %
Nonperforming assets / total assets		0.25 %		0.23 %	0.02 %	7.6 %
Nonperforming assets	$	51,931	$	44,748	$ 7,183	16.1 %
Net charge-offs / average loans		0.12 %		0.13 %	(0.01)%	(6.5)%
Net charge-offs	$	14,061	$	15,206	$ (1,145)	(7.5)%
Commercial net charge-offs	$	4,238	$	5,458	$ (1,221)	(22.4)%
Consumer net charge-offs	$	9,823	$	9,748	$ 75	0.8 %

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Average Consolidated Balance Sheets *(unaudited)*

		YTD FY25		YTD FY24		YTD YoY $VAR	YTD YoY %VAR
				(dollars in thousands)			
Average Assets							
Cash and due from banks	$	189,801	$	191,738	$	(1,937)	(1.0)%
Short-term earning assets		937,455		844,259		93,196	11.0 %
Investment securities		5,973,167		5,454,694		518,473	9.5 %
Loans held for investment		11,425,430		11,560,066		(134,636)	(1.2)%
Less allowance for credit losses		(151,175)		(154,674)		3,499	(2.3)%
Net loans		11,274,255		11,405,392		(131,137)	(1.1)%
Loans held for sale		27,189		26,487		702	2.7 %
Land, buildings, and equipment, net		215,661		216,746		(1,085)	(0.5)%
Goodwill and intangibles		353,392		356,677		(3,285)	(0.9)%
Other assets		329,139		285,225		43,914	15.4 %
Total assets	**$**	**19,300,059**	**$**	**18,781,218**	**$**	**518,841**	**2.8 %**
Average Liabilities							
Noninterest-bearing demand	$	5,229,143	$	5,180,962	$	48,181	0.9 %
Savings and interest-bearing demand		7,934,637		7,840,224		94,413	1.2 %
Time		1,690,034		1,658,155		31,879	1.9 %
Total deposits		14,853,814		14,679,341		174,473	1.2 %
Federal funds purchased and customer repurchase agreements		1,013,959		993,284		20,675	2.1 %
Total customer funds		15,867,773		15,672,625		195,148	1.2 %
Other liabilities		147,099		170,618		(23,519)	(13.8)%
Total liabilities		**16,014,872**		**15,843,243**		**171,629**	**1.1 %**
Average Stockholders' Equity							
Common equity		3,458,025		3,249,359		208,666	6.4 %
Accumulated other comprehensive loss		(74,182)		(225,501)		151,319	(67.1)%
Treasury stock		(99,151)		(88,861)		(10,290)	11.6 %
Total stockholders' equity		**3,285,187**		**2,937,975**		**347,212**	**11.8 %**
Total liabilities and stockholders' equity	**$**	**19,300,059**	**$**	**18,781,218**	**$**	**518,841**	**2.8 %**
Average interest-earning assets	$	18,363,241	$	17,885,506	$	477,735	2.7 %
Average interest-bearing liabilities		10,638,630		10,491,663		146,967	1.4 %
Average interest-free funds		7,724,611		7,393,843		330,768	4.5 %

12-

Selected quarterly information is provided on pages 13 - 16 below.

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Consolidated Balance Sheets *(unaudited)*

	Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
	(dollars in thousands, except per common share data)				
Assets					
Cash and due from banks	$ 243,927	$ 319,668	$ 256,622	$ 222,920	$ 188,099
Short-term earning assets	663,188	1,230,602	383,132	585,328	1,313,811
Investment securities	6,017,112	5,802,740	5,659,160	5,497,584	5,313,304
Loans held for investment:					
Construction and development	481,940	489,243	555,941	631,559	730,773
Commercial, financial & agricultural	1,784,298	1,767,642	1,887,934	1,901,858	1,902,348
Non-owner-occupied commercial real estate [1]	3,178,773	3,278,281	3,216,391	3,167,570	3,031,674
Owner-occupied commercial real estate	1,596,915	1,608,046	1,542,735	1,563,916	1,559,098
Commercial real estate	4,775,688	4,886,327	4,759,126	4,731,486	4,590,772
Total commercial loans	7,041,926	7,143,212	7,203,001	7,264,903	7,223,893
Residential mortgage loans [2]	3,197,313	3,112,039	3,029,431	2,950,672	2,862,230
Home equity lines of credit	371,300	357,655	341,776	326,873	311,366
Consumer credit card	89,606	87,669	87,763	88,512	89,176
Other consumer loans	637,571	835,039	963,471	1,023,686	1,063,146
Total residential and consumer loans	4,295,790	4,392,402	4,422,441	4,389,743	4,325,918
Total unpaid principal balance	11,337,716	11,535,614	11,625,442	11,654,646	11,549,811
Add: Unearned income	(10,370)	(23,677)	(28,462)	(29,154)	(30,666)
Loans held for investment	11,327,346	11,511,937	11,596,979	11,625,492	11,519,145
Less: Allowance for credit losses	(149,381)	(153,738)	(155,145)	(154,826)	(154,569)
Net loans	11,177,965	11,358,199	11,441,834	11,470,666	11,364,576
Loans held for sale	22,804	19,856	33,505	26,695	11,764
Land, buildings, and equipment, net	213,973	214,602	214,264	215,067	215,986
Goodwill and intangibles	353,277	354,083	355,705	356,524	357,401
Other assets	388,185	284,708	267,437	314,695	305,141
Total assets	**$ 19,080,430**	**$ 19,584,460**	**$ 18,611,659**	**$ 18,689,479**	**$ 19,070,082**
Liabilities and Stockholders' Equity					
Deposits:					
Noninterest-bearing demand	$ 5,280,287	$ 5,335,974	$ 5,302,891	$ 5,180,740	$ 5,254,254
Savings and interest-bearing demand	7,811,907	8,054,662	7,439,724	7,827,777	8,166,197
Time	1,696,962	1,682,101	1,700,470	1,657,723	1,632,603
Total deposits	14,789,156	15,072,737	14,443,085	14,666,240	15,053,054
Federal funds purchased and customer repurchase agreements	973,618	1,097,440	910,976	938,816	1,015,393
Total customer funds	15,762,774	16,170,177	15,354,061	15,605,056	16,068,447
Other liabilities	144,328	170,656	174,221	167,172	185,791
Total liabilities	**15,907,102**	**16,340,833**	**15,528,282**	**15,772,228**	**16,254,238**
Stockholders' equity:					
Common equity	3,336,782	3,433,445	3,314,961	3,251,566	3,168,896
Accumulated other comprehensive (loss)	(64,296)	(90,865)	(141,347)	(246,891)	(265,817)
Less: Treasury stock	(99,158)	(98,953)	(90,237)	(87,424)	(87,235)
Total stockholders' equity	**3,173,329**	**3,243,627**	**3,083,377**	**2,917,251**	**2,815,844**
Total liabilities and stockholders' equity	**$ 19,080,430**	**$ 19,584,460**	**$ 18,611,659**	**$ 18,689,479**	**$ 19,070,082**

[1] Non-owner occupied commercial real estate loans updated presentation to include multi-family loans

[2] Residential mortgage loans updated presentation to include residential construction and development

13-

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Consolidated Statements of Income *(unaudited)*

	Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
	(dollars in thousands, except per common share data)				
Interest income:					
Loans	$ 177,791	$ 176,274	$ 180,810	$ 176,283	$ 171,458
Investment securities	56,928	53,405	40,456	35,325	30,576
Short-term earning assets	10,961	10,530	7,766	11,259	18,347
Total interest income	245,680	240,209	229,032	222,867	220,381
Interest expense:					
Deposits	44,271	43,730	47,820	49,767	49,032
Federal funds purchased and customer repurchase agreements	6,352	7,206	6,541	6,790	7,416
Total interest expense	50,623	50,936	54,361	56,557	56,448
Net interest income	**195,057**	**189,273**	**174,671**	**166,310**	**163,933**
Provision for (recovery of) credit losses	**(7)**	**2,920**	**4,844**	**4,042**	**3,083**
Noninterest income:					
Service charges and commissions	14,179	13,944	14,371	13,830	13,640
Payment services revenue	17,420	15,976	17,153	17,440	15,875
Brokerage services	7,015	6,714	6,303	6,471	6,336
Fees for fiduciary services	12,304	12,463	11,835	10,945	10,817
Mortgage banking revenues, net	11,139	8,727	11,490	11,362	8,862
Investment securities (losses) gains, net	-	109	(12,064)	14,333	327
Other income (loss)	(11,992)	855	1,398	4,430	1,191
Total noninterest income	**50,065**	**58,788**	**50,486**	**78,811**	**57,048**
Less: Investment securities (losses) gains, net of taxes	-	109	(12,064)	14,333	327
Less: (Loss) on expected sale of consumer lease portfolio	(13,612)	-	-	-	-
Total adjusted noninterest income [1]	**63,677**	**58,679**	**62,550**	**64,478**	**56,721**
Noninterest expenses:					
Salaries and employee benefits	74,736	71,247	72,896	69,858	67,395
Net occupancy and equipment	11,664	11,847	11,835	11,854	11,443
Computer software and maintenance	5,227	6,056	5,068	5,071	5,379
Marketing and business development	5,417	4,959	5,084	5,330	4,204
Legal and professional fees	5,477	4,878	7,739	6,063	3,983
Bankcard processing, rewards and related cost	8,090	7,022	8,399	8,646	8,703
Other expenses	16,159	16,252	15,681	15,456	14,447
Total noninterest expenses	**126,770**	**122,261**	**126,702**	**122,278**	**115,554**
Income before income taxes	118,359	122,880	93,611	118,801	102,344
Income taxes	26,994	28,082	20,991	26,900	22,940
Net income	**$ 91,365**	**$ 94,798**	**$ 72,620**	**$ 91,901**	**$ 79,404**
Less: Investment securities (losses) gains, net of taxes	-	83	(9,188)	10,916	249
Less: (Loss) on expected sale of consumer lease portfolio, net of taxes	(6,563)	-	-	-	-
Adjusted net income [1]	**$ 97,928**	**$ 94,715**	**$ 81,808**	**$ 80,985**	**$ 79,155**
End of period shares	220,665	220,735	221,052	221,262	221,276
Weighted average fully diluted shares	220,036	219,943	220,648	220,771	220,698
Net income per common share - diluted	$ 0.42	$ 0.43	$ 0.33	$ 0.42	$ 0.36
Adjusted net income [1] per common share - diluted	$ 0.44	$ 0.43	$ 0.37	$ 0.37	$ 0.36
Dividends / share	$ 0.855	$ 0.055	$ 0.045	$ 0.045	$ 0.045

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

14-

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Summary of Financial Results *(unaudited)*

	Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
	(dollars in thousands, except per common share data and other information)				
Financial Ratios (GAAP)					
Net interest margin	4.26 %	4.19 %	3.91 %	3.75 %	3.66 %
Return on average total assets	1.90 %	2.00 %	1.55 %	1.97 %	1.69 %
Return on average common equity	11.5 %	12.1 %	9.6 %	12.9 %	11.5 %
Fee income ratio	20.4 %	23.7 %	22.4 %	32.2 %	25.8 %
Efficiency ratio	51.7 %	49.3 %	56.3 %	49.9 %	52.3 %
Effective tax rate	22.8 %	22.9 %	22.4 %	22.6 %	22.4 %
Financial Ratios (Non-GAAP [1])					
Net interest margin (FTE) [2, 3]	4.30 %	4.23 %	3.94 %	3.78 %	3.70 %
Adjusted return on average total assets [2]	2.04 %	2.00 %	1.75 %	1.73 %	1.68 %
Adjusted return on average common equity [2]	11.5 %	12.1 %	9.6 %	12.9 %	11.5 %
Return on average tangible common equity [2]	13.0 %	13.7 %	10.9 %	14.8 %	13.4 %
Adjusted return on average tangible common equity	13.9 %	13.7 %	12.3 %	13.1 %	13.3 %
Adjusted fee income ratio	24.6 %	23.7 %	26.4 %	27.9 %	25.7 %
Efficiency ratio (FTE) [2,3]	48.4 %	48.7 %	52.8 %	52.3 %	51.6 %
Net Interest Margin & Yields					
Interest-earning cash yield [3]	4.65 %	4.65 %	5.66 %	5.71 %	5.71 %
Investment securities yield [3]	3.91 %	3.79 %	2.93 %	2.65 %	2.41 %
Loan yield [3]	6.23 %	6.20 %	6.20 %	6.13 %	6.02 %
Cost of deposits	1.19 %	1.20 %	1.31 %	1.36 %	1.32 %
Cost of funds	1.28 %	1.30 %	1.40 %	1.44 %	1.42 %
Loan to deposit ratio	76.7 %	76.5 %	80.5 %	79.4 %	76.6 %
Interest-free funds ratio	41.8 %	41.1 %	42.3 %	40.6 %	40.1 %
Interest-earning asset yield [3]	5.40 %	5.36 %	5.16 %	5.05 %	4.96 %
Cost of total interest-bearing liabilities	1.90 %	1.92 %	2.11 %	2.14 %	2.10 %
Net interest spread	3.50 %	3.44 %	3.05 %	2.91 %	2.85 %
Benefit of interest-free funds	0.79 %	0.79 %	0.89 %	0.87 %	0.84 %
Net interest margin (FTE)	4.30 %	4.23 %	3.94 %	3.78 %	3.70 %
Other Information					
Number of full service offices	154	153	153	153	153
Full-time equivalent employees	2,929	2,918	2,925	2,956	2,872
Consolidated Capital Ratios					
Tier 1 capital ratio	23.8 %	24.4 %	23.4 %	22.5 %	22.1 %
Total risk-based capital ratio	25.0 %	25.7 %	24.6 %	23.8 %	23.4 %
Tier 1 leverage ratio	15.3 %	15.8 %	15.7 %	15.1 %	14.5 %
Common equity tier 1 ratio	23.8 %	24.4 %	23.4 %	22.5 %	22.1 %
Total stockholders' equity to total assets	16.6 %	16.6 %	16.6 %	15.6 %	14.8 %
Tangible common equity to tangible assets (non-GAAP) [1]	15.1 %	15.0 %	14.9 %	14.0 %	13.1 %
Risk-weighted assets	$12,258	$12,340	$12,426	$12,585	$12,440
Book value per share	$14.38	$14.69	$13.95	$13.18	$12.73
Tangible book value per share (non-GAAP)	$12.78	$13.09	$12.34	$11.57	$11.11
Bank-Level Ratios					
Tier 1 capital ratio	13.5 %	13.3 %	12.7 %	12.5 %	12.4 %
Total risk-based capital ratio	14.7 %	14.6 %	14.0 %	13.7 %	13.7 %
Tier 1 leverage ratio	8.6 %	8.6 %	8.5 %	8.4 %	8.2 %
Common equity Tier 1 ratio	13.5 %	13.3 %	12.7 %	12.5 %	12.4 %

[1] This is a non-GAAP financial measure management believes is helpful to understanding trends in our business that may not be fully apparent based only on the most comparable GAAP financial measure. Further information on this financial measure and a reconciliation to the most comparable GAAP financial measure is provided at the end of this release.

[2] Annualized for all partial-year periods.

[3] Fully-tax equivalent basis.

15-

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Summary of Financial Results *(unaudited)*

	Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
	(dollars in thousands, except per common share data and other information)				
Asset Quality					
Allowance for credit losses / loans held for investment	1.32 %	1.34 %	1.34 %	1.33 %	1.34 %
Allowance for credit losses	$ 149,381	$ 153,738	$ 155,145	$ 154,826	$ 154,569
Allowance for unfunded loan commitments	$ 524	$ 490	$ 484	$ 484	$ 568
Allowance for investment securities	$ 22	$ 22	$ 19	$ 21	$ 21
Nonperforming loans / loans held for investment	0.42 %	0.43 %	0.30 %	0.29 %	0.28 %
Nonperforming loans	$ 47,637	$ 49,391	$ 34,656	$ 33,413	$ 32,298
Nonperforming commercial loans	$ 20,501	$ 19,729	$ 10,682	$ 14,082	$ 17,411
Nonperforming consumer loans	$ 27,136	$ 29,662	$ 23,974	$ 19,331	$ 14,887
Nonperforming assets / total assets	0.28 %	0.28 %	0.21 %	0.23 %	0.20 %
Nonperforming assets	$ 53,887	$ 55,520	$ 39,626	$ 42,140	$ 37,942
Net charge-offs / average loans	0.15 %	0.12 %	0.15 %	0.13 %	0.12 %
Net charge-offs	$ 4,316	$ 3,453	$ 4,526	$ 3,870	$ 3,328
Commercial net charge-offs	$ 1,408	$ 1,169	$ 1,973	$ 1,600	$ 808
Consumer net charge-offs	$ 2,909	$ 2,284	$ 2,553	$ 2,270	$ 2,520

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Average Consolidated Balance Sheets *(unaudited)*

	Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
			(dollars in thousands)		
Average Assets					
Cash and due from banks	$ 200,185	$ 188,038	$ 185,667	$ 203,400	$ 189,443
Short-term earning assets	983,573	955,427	567,908	826,063	1,344,385
Investment securities	5,879,919	5,765,263	5,556,550	5,427,848	5,180,455
Loans held for investment	11,458,168	11,565,417	11,605,729	11,581,791	11,475,540
Less allowance for credit losses	(152,818)	(153,760)	(155,020)	(154,379)	(154,588)
Net loans	11,305,350	11,411,657	11,450,709	11,427,412	11,320,952
Loans held for sale	29,047	17,569	32,546	23,575	16,251
Land, buildings, and equipment, net	215,349	215,867	215,521	218,188	217,598
Goodwill and intangibles	353,803	354,612	356,242	357,092	357,970
Other assets	304,170	266,704	274,252	313,146	285,135
Total assets	**$ 19,271,396**	**$ 19,175,137**	**$ 18,639,395**	**$ 18,796,724**	**$ 18,912,189**
Average Liabilities					
Noninterest-bearing demand	$ 5,225,769	$ 5,074,272	$ 5,197,890	$ 5,145,596	$ 5,181,190
Savings and interest-bearing demand	7,985,903	8,004,524	7,635,759	7,973,897	8,145,785
Time	1,692,958	1,685,989	1,683,644	1,639,331	1,598,182
Total deposits	14,904,630	14,764,785	14,517,293	14,758,824	14,925,157
Federal funds purchased and customer repurchase agreements	1,009,868	1,084,995	933,029	992,844	1,043,483
Total customer funds	15,914,498	15,849,780	15,450,322	15,751,668	15,968,640
Other liabilities	162,981	143,694	166,924	171,794	178,394
Total liabilities	**16,077,479**	**15,993,474**	**15,617,246**	**15,923,462**	**16,147,034**
Average Stockholders' Equity					
Common equity	3,382,882	3,405,171	3,296,668	3,230,584	3,123,831
Accumulated other comprehensive loss	(89,919)	(124,265)	(186,101)	(270,042)	(271,270)
Treasury stock	(99,046)	(99,243)	(88,418)	(87,280)	(87,406)
Total stockholders' equity	**3,193,917**	**3,181,663**	**3,022,149**	**2,873,262**	**2,765,155**
Total liabilities and stockholders' equity	**$ 19,271,396**	**$ 19,175,137**	**$ 18,639,395**	**$ 18,796,724**	**$ 18,912,189**
Average interest-earning assets	$ 18,350,707	$ 18,303,676	$ 17,762,733	$ 17,859,277	$ 18,016,631
Average interest-bearing liabilities	10,688,729	10,775,508	10,252,432	10,606,072	10,787,450
Average interest-free funds	7,661,978	7,528,168	7,510,301	7,253,205	7,229,181

16-

Non-GAAP Financial Measures Reconciliations

In this release, we provide information about certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. The non-GAAP measures as defined by the Company may not be comparable to similar non-GAAP measures presented by other companies.

We disclose net interest income and related ratios and analysis on a fully taxable-equivalent ("FTE") basis, which may be considered non-GAAP financial measures. We believe this presentation to be the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources. In addition, certain performance measures, including the efficiency ratio and net interest margin utilize net interest income on a taxable-equivalent basis.

We evaluate our profitability and performance based on adjusted net income, adjusted total revenue, adjusted noninterest income, adjusted fee income and adjusted return on average total assets. We adjust each of these measures to exclude the loss on the expected sale of the consumer loan portfolio in one of our markets and adjustments that resulted from certain investment portfolio repositioning activities during the periods presented that we consider to be outside of the ordinary course of business. We believe this allows investors to assess our net income, total revenue and noninterest income exclusive of the impact of changes outside the ordinary course of business. Similarly, we evaluate our operational efficiency based on tangible noninterest expense and our adjusted efficiency ratio, which excludes the effect of amortization of intangibles (a non-cash expense item) as well as the exclusions mentioned previously in this paragraph, and includes the tax benefit associated with our tax-advantaged loans.

We evaluate our financial condition based on the ratios of our tangible common equity to our tangible assets, tangible book value per share, return and adjusted return on average common equity, and return and adjusted return on average tangible common equity. Our calculation of these ratios allows readers to assess our stockholder's equity, exclusive of the effect of our goodwill and other intangible assets.

Reconciliations for each of these non-GAAP financial measures to the closest GAAP financial measures are included in the tables below. Each of the non-GAAP financial measures presented should be considered in context with our GAAP financial results included in this release.

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
		(dollars in thousands, except share and per share data)						
Interest income (FTE), net interest income (FTE) and net interest margin (FTE)								
Interest income		$ 255,284	$ 248,775	$ 232,697	$ 6,509	2.6%	$ 22,587	9.7 %
Add: Tax-equivalent adjustment [1]		1,658	1,436	1,370	222	15.5%	288	21.0 %
Interest income (FTE) (non-GAAP)		$ 256,942	$ 250,211	$ 234,067	$ 6,731	2.7%	$ 22,875	9.8 %
Net interest income	*{a}*	$ 206,463	$ 198,872	$ 182,410	$ 7,591	3.8%	$ 24,053	13.2 %
Add: Tax-equivalent adjustment [1]		1,658	1,436	1,370	222	15.5%	288	21.0 %
Net interest income (FTE) (non-GAAP)	*{b}*	$ 208,121	$ 200,308	$ 183,780	$ 7,813	3.9%	$ 24,341	13.2 %
Average interest-earning assets	*{c}*	$18,704,393	$18,092,760	$17,904,445	$ 611,633	3.4%	$ 799,948	4.5 %
Net interest margin [2]	*{a ÷ c}*	**4.38 %**	**4.36 %**	**4.05 %**	**0.02 %**	**0.4 %**	**0.33 %**	**8.0 %**
Net interest margin (FTE) (non-GAAP) [2]	*{b ÷ c}*	**4.41 %**	**4.39 %**	**4.08 %**	**0.02 %**	**0.5 %**	**0.33 %**	**8.1 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the quarters and year-to-date are presented on an annualized basis.

17-

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands, except share and per share data)					
Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio								
Noninterest income	{a}	$ 65,771	$ 57,070	$ 24,045	$ 8,701	15.2 %	$41,726	173.5 %
Less: Investment securities loss		—	(6,920)	(39,257)	6,920	(100.0) %	39,257	(100.0) %
Adjusted noninterest income (non-GAAP)	{b}	$ 65,771	$ 63,990	$ 63,302	1,781	2.8 %	2,469	3.9 %
Net interest income		$ 206,463	$ 198,872	$ 182,410	7,591	3.8 %	24,053	13.2 %
Noninterest income		65,771	57,070	24,045	8,701	15.2 %	41,726	173.5 %
Total revenue	{c}	272,234	255,942	206,455	16,292	6.4 %	65,779	31.9 %
Less: Investment securities loss		—	(6,920)	(39,257)	6,920	(100.0) %	39,257	(100.0) %
Adjusted total revenue (non-GAAP)	{d}	$ 272,234	$ 262,862	$ 245,712	$ 9,372	3.6 %	$26,522	10.8 %
Fee income ratio	{a ÷ c}	**24.2 %**	**22.3 %**	**11.6 %**	**1.9 %**	**8.3 %**	**12.5 %**	**107.4 %**
Adjusted fee income ratio (non-GAAP)	{b ÷ d}	**24.2 %**	**24.3 %**	**25.8 %**	**(0.2)%**	**(0.8)%**	**(1.6)%**	**(6.2)%**

		Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE)								
Net interest income		$ 206,463	$ 198,872	$ 182,410	$ 7,591	3.8 %	$24,053	13.2 %
Noninterest income		65,771	57,070	24,045	8,701	15.2 %	41,726	173.5 %
Total revenue	{a}	272,234	255,942	206,455	16,292	6.4 %	65,779	31.9 %
Less: Investment securities loss		—	(6,920)	(39,257)	6,920	(100.0) %	39,257	— %
Add: Tax equivalent adjustment [1]		1,658	1,436	1,370	222	15.5 %	288	21.0 %
Adjusted total revenue (FTE) (non-GAAP)	{b}	$ 273,892	$ 264,298	$ 247,082	$ 9,594	3.6 %	$26,810	10.9 %
Noninterest expense	{c}	$ 129,514	$ 126,945	$ 124,873	$ 2,569	2.0 %	$ 4,641	3.7 %
Less: Amortization of intangible assets		807	807	815	—	— %	(8)	(1.0) %
Tangible noninterest expense (non-GAAP)	{d}	$ 128,707	$ 126,138	$ 124,058	$ 2,569	2.0 %	$ 4,649	3.7 %
Efficiency ratio	{c ÷ a}	**47.6 %**	**49.6 %**	**60.5 %**	**(2.0)%**	**(4.1)%**	**(12.9)%**	**(21.3)%**
Efficiency ratio (FTE) (non-GAAP)	{d ÷ b}	**47.0 %**	**47.7 %**	**50.2 %**	**(0.7)%**	**(1.5)%**	**(3.2)%**	**(6.4)%**

[1] Effective marginal tax rate of 23.84% used for all periods.

		Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
Adjusted net income and adjusted return on average total assets								
Net income	{a}	$ 107,591	$ 97,099	$ 61,885	$ 10,492	10.8%	$ 45,706	73.9 %
Add: Investment securities loss, net of taxes [1]		—	5,270	29,898	(5,270)	(100.0)%	(29,898)	(100.0) %
Adjusted net income (non-GAAP)	{b}	$ 107,591	$ 102,369	$ 91,783	$ 5,222	5.1%	$ 15,808	17.2 %
Average total assets	{c}	$19,666,237	$19,084,437	$18,781,340	$581,800	3.0 %	$884,897	4.7 %
Return on average total assets [3]	{a ÷ c}	**2.17 %**	**2.02 %**	**1.31 %**	**0.15 %**	**7.5 %**	**0.86 %**	**65.6 %**
Adjusted return on average total assets (non-GAAP) [3]	{b ÷ c}	**2.17 %**	**2.13 %**	**1.94 %**	**0.04 %**	**2.0 %**	**0.23 %**	**11.6 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

18-

Central Bancompany, Inc. and Subsidiaries

Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q4 FY25	Q3 FY25	Q4 FY24	Q vs PQ $VAR	Q vs PQ %VAR	Q vs PYQ $VAR	Q vs PYQ %VAR
			(dollars in thousands, except share and per share data)					
Tangible common equity, tangible book value per share and tangible common equity to tangible assets								
Total stockholders' equity	*{a}*	$3,783,977	$3,284,414	$3,110,661	$499,563	15.2 %	$673,316	21.6 %
Less: Goodwill and other intangible assets		351,664	352,470	354,890	(806)	(0.2)%	(3,226)	(0.9)%
Tangible common equity (non-GAAP)	*{b}*	$3,432,313	$2,931,944	$2,755,771	$500,369	17.1 %	$676,542	24.6 %
Total shares of Class A common stock outstanding	*{c}*	241,106	220,665	220,385	20,441	9.3 %	20,721	9.4 %
Book value per share	***{a ÷ c}***	**$ 15.69**	**$ 14.88**	**$ 14.11**	**$ 0.81**	**5.4 %**	**$ 1.58**	**11.2 %**
Tangible book value per share (non-GAAP)	***{b ÷ c}***	**$ 14.24**	**$ 13.29**	**$ 12.50**	**$ 0.95**	**7.1 %**	**$ 1.73**	**13.8 %**
Total assets	*{d}*	$20,751,978	$19,183,605	$19,242,543	$1,568,373	8.2%	$1,509,435	7.8 %
Less: Goodwill and other intangible assets		351,664	352,470	354,890	(806)	(0.2)%	(3,226)	(0.9)%
Tangible assets (non-GAAP)	*{e}*	$20,400,314	$18,831,135	$18,887,653	$1,569,179	8.3 %	$1,512,661	8.0 %
Total stockholders' equity to total assets	***{a ÷ d}***	**18.2 %**	**17.1 %**	**16.2 %**	**1.1 %**	**6.5 %**	**2.1 %**	**12.8 %**
Tangible common equity to tangible assets (non-GAAP)	***{b ÷ e}***	**16.8 %**	**15.6 %**	**14.6 %**	**1.3 %**	**8.1 %**	**2.2 %**	**15.3 %**
Tangible net income, adjusted tangible net income, average tangible common equity, adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity								
Net income	*{a}*	$ 107,591	$ 97,099	$ 61,885	$10,492	10.8 %	$45,706	73.9 %
Add: Amortization of intangible assets, net of taxes [1]		615	615	621	—	— %	(6)	(1.0)%
Tangible net income (non-GAAP)		108,206	97,714	62,506	10,492	10.7 %	45,700	73.1 %
Add: Investment securities loss, net of taxes [1]		—	5,270	29,898	(5,270)	(100.0)%	(29,898)	(100.0)%
Adjusted tangible net income (non-GAAP)	*{b}*	$ 108,206	$ 102,984	$ 92,404	$ 5,222	5.1 %	$15,802	17.1 %
Average common equity	*{c}*	$3,523,389	$3,238,538	$3,088,750	$284,851	8.8 %	$434,639	14.1 %
Less: Average goodwill and other intangible assets		352,186	352,996	355,421	(810)	(0.2)%	(3,235)	(0.9)%
Average tangible common equity (non-GAAP)	*{d}*	$3,171,203	$2,885,542	$2,733,329	$285,661	9.9 %	$437,874	16.0 %
Return on average common equity [3]	***{a ÷ c}***	**12.1 %**	**11.9 %**	**8.0 %**	**0.2 %**	**1.8 %**	**4.1 %**	**52.0 %**
Adjusted return on average common equity (non-GAAP) [3]	***{b ÷ c}***	**12.1 %**	**12.5 %**	**11.8 %**	**(0.4)%**	**(3.4)%**	**0.3 %**	**2.5 %**
Return on average tangible common equity (non-GAAP) [3]	***{a ÷ d}***	**13.5 %**	**13.4 %**	**9.1 %**	**0.1 %**	**0.8 %**	**4.4 %**	**48.8 %**
Adjusted return on average tangible common equity (non-GAAP) [3]	***{b ÷ d}***	**13.5 %**	**14.2 %**	**13.4 %**	**(0.6)%**	**(4.4)%**	**0.1 %**	**0.7 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

19-

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Reconciliation of non-GAAP Measures *(unaudited)*

		YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
		(dollars in thousands, except share and per share data)			
Interest income (FTE), net interest income (FTE) and net interest margin (FTE)					
Interest income		$ 989,948	$ 904,977	$ 84,971	9.4 %
Add: Tax-equivalent adjustment [1]		6,218	5,861	357	6.1 %
Interest income (FTE) (non-GAAP)		$ 996,166	$ 910,838	$ 85,328	9.4 %
Net interest income	{a}	$ 789,665	$ 687,324	$ 102,341	14.9 %
Add: Tax-equivalent adjustment [1]		6,218	5,861	357	6.1 %
Net interest income (FTE) (non-GAAP)	{b}	$ 795,883	$ 693,185	$ 102,698	14.8 %
Average interest-earning assets	{c}	$ 18,363,241	$ 17,885,506	$ 477,735	2.7 %
Net interest margin [2]	**{a ÷ c}**	**4.30 %**	**3.84 %**	**0.46 %**	**11.9 %**
Net interest margin (FTE) (non-GAAP) [2]	**{b ÷ c}**	**4.33 %**	**3.88 %**	**0.46 %**	**11.8 %**
[1] Effective marginal tax rate of 23.84% used for all periods.					
[2] Ratios for the quarters and year-to-date are presented on an annualized basis.					
Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio					
Noninterest income	{a}	$ 231,694	$ 210,390	$ 21,304	10.1 %
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	(13,612)	— %
Less: Investment securities loss		(6,811)	(36,661)	29,850	(81.4)%
Adjusted noninterest income (non-GAAP)	{b}	$ 252,117	$ 247,051	5,066	2.1 %
Net interest income		$ 789,665	$ 687,324	102,341	14.9 %
Noninterest income		231,694	210,390	21,304	10.1 %
Total revenue	{c}	1,021,359	897,714	123,645	13.8 %
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	(13,612)	— %
Less: Investment securities loss		(6,811)	(36,661)	29,850	(81.4)%
Adjusted total revenue (non-GAAP)	{d}	$ 1,041,782	$ 934,375	$ 107,407	11.5 %
Fee income ratio	**{a ÷ c}**	**22.7 %**	**23.4 %**	**(0.8)%**	**(3.2)%**
Adjusted fee income ratio (non-GAAP)	**{b ÷ d}**	**24.2 %**	**26.4 %**	**(2.2)%**	**(8.5)%**
Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE)					
Net interest income		$ 789,665	$ 687,324	$ 102,341	14.9 %
Noninterest income		231,694	210,390	21,304	10.1 %
Total revenue	{a}	1,021,359	897,714	123,645	13.8 %
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	(13,612)	— %
Less: Investment securities loss		(6,811)	(36,661)	29,850	(81.4)%
Add: Tax equivalent adjustment [1]		6,218	5,861	357	6.1 %
Adjusted total revenue (FTE) (non-GAAP)	{b}	$ 1,048,000	$ 940,236	$ 107,764	11.5 %
Noninterest expense	{c}	$ 505,490	$ 489,407	$ 16,083	3.3 %
Less: Amortization of intangible assets		3,227	3,388	(161)	(4.8)%
Tangible noninterest expense (non-GAAP)	{d}	$ 502,263	$ 486,019	$ 16,244	3.3 %
Efficiency ratio	**{c ÷ a}**	**49.5 %**	**54.5 %**	**(5.0)%**	**(9.2)%**
Efficiency ratio (FTE) (non-GAAP)	**{d ÷ b}**	**47.9 %**	**51.7 %**	**(3.8)%**	**(7.3)%**
[1] Effective marginal tax rate of 23.84% used for all periods.					

20-

Central Bancompany, Inc. and Subsidiaries

Fiscal Year Reconciliation of non-GAAP Measures *(unaudited)*

		YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
		(dollars in thousands, except share and per share data)			
Adjusted net income and adjusted return on average total assets					
Net income	{a}	$ 390,853	$ 305,810	$ 85,043	27.8 %
Add: Loss on expected sale of consumer lease portfolio, net of provision and taxes [1 2]		6,563	—	6,563	— %
Add: Investment securities loss, net of taxes [1]		5,187	27,921	(22,734)	(81.4)%
Adjusted net income (non-GAAP)	{b}	$ 402,603	$ 333,731	$ 68,872	20.6 %
Average total assets	{c}	$ 19,300,059	$ 18,781,218	$ 518,841	2.8 %
Return on average total assets [3]	{a ÷ c}	**2.03 %**	**1.63 %**	**0.40 %**	**24.4 %**
Adjusted return on average total assets (non-GAAP) [3]	{b ÷ c}	**2.09 %**	**1.78 %**	**0.31 %**	**17.4 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

		YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
Tangible common equity, tangible book value per share and tangible common equity to tangible assets					
Total stockholders' equity	{a}	$ 3,783,977	$ 3,110,661	$ 673,316	21.6 %
Less: Goodwill and other intangible assets		351,664	354,890	(3,226)	(0.9)%
Tangible common equity (non-GAAP)	{b}	$ 3,432,313	$ 2,755,771	$ 676,542	24.6 %
Total shares of Class A common stock outstanding	{c}	241,106	220,385	20,721	9.4 %
Book value per share	{a ÷ c}	**$ 15.69**	**$ 14.11**	**$ 1.58**	**11.2 %**
Tangible book value per share (non-GAAP)	{b ÷ c}	**$ 14.24**	**$ 12.50**	**$ 1.73**	**13.8 %**
Total assets	{d}	$ 20,751,978	$ 19,242,543	$1,509,435	7.8 %
Less: Goodwill and other intangible assets		351,664	354,890	(3,226)	(0.9)%
Tangible assets (non-GAAP)	{e}	$ 20,400,314	$ 18,887,653	$1,512,661	8.0 %
Total stockholders' equity to total assets	{a ÷ d}	**18.2 %**	**16.2 %**	**2.1 %**	**12.8 %**
Tangible common equity to tangible assets (non-GAAP)	{b ÷ e}	**16.8 %**	**14.6 %**	**2.2 %**	**15.3 %**

		YTD FY25	YTD FY24	YTD YoY $VAR	YTD YoY %VAR
Tangible net income, adjusted tangible net income, average tangible common equity, adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity					
Net income	{a}	$ 390,853	$ 305,810	$ 85,043	27.8 %
Add: Amortization of intangible assets, net of taxes [1]		2,458	2,580	(123)	(4.8)%
Tangible net income (non-GAAP)		393,311	308,390	84,920	27.5 %
Add: Loss on expected sale of consumer lease portfolio, net of provision and taxes [1 2]		6,563	—	6,563	— %
Add: Investment securities loss, net of taxes [1]		5,187	27,921	(22,734)	(81.4)%
Adjusted tangible net income (non-GAAP)	{b}	$ 405,061	$ 336,311	$ 68,749	20.4 %
Average common equity	{c}	$ 3,285,187	$ 2,937,975	$ 347,212	11.8 %
Less: Average goodwill and other intangible assets		353,392	356,677	(3,285)	(0.9)%
Average tangible common equity (non-GAAP)	{d}	$ 2,931,795	$ 2,581,298	$ 350,497	13.6 %
Return on average common equity [3]	{a ÷ c}	**11.9 %**	**10.4 %**	**1.5 %**	**14.3 %**
Adjusted return on average common equity (non-GAAP) [3]	{b ÷ c}	**12.3 %**	**11.4 %**	**0.9 %**	**7.9 %**
Return on average tangible common equity (non-GAAP) [3]	{a ÷ d}	**13.4 %**	**11.9 %**	**1.5 %**	**12.3 %**
Adjusted return on average tangible common equity (non-GAAP) [3]	{b ÷ d}	**13.8 %**	**13.0 %**	**0.8 %**	**6.0 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

21-

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
		(dollars in thousands, except share and per share data)				
Interest income (FTE), net interest income (FTE) and net interest margin (FTE)						
Interest income		$245,680	$240,209	$229,032	$222,867	$220,381
Add: Tax-equivalent adjustment [1]		1,542	1,581	1,364	1,466	1,661
Interest income (FTE) (non-GAAP)		$247,222	$241,790	$230,396	$224,333	$222,042
Net interest income	{a}	$195,057	$189,273	$174,671	$166,310	$163,933
Add: Tax-equivalent adjustment [1]		1,542	1,581	1,364	1,466	1,661
Net interest income (FTE) (non-GAAP)	{b}	$196,599	$190,854	$176,035	$167,776	$165,594
Average interest-earning assets	{c}	$18,350,707	$18,303,676	$17,762,733	$17,859,277	$18,016,631
Net interest margin [2]	{a ÷ c}	**4.26 %**	**4.19 %**	**3.91 %**	**3.75 %**	**3.66 %**
Net interest margin (FTE) (non-GAAP) [2]	{b ÷ c}	**4.30 %**	**4.23 %**	**3.94 %**	**3.78 %**	**3.70 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] Ratios for the quarters and year-to-date are presented on an annualized basis.

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio						
Noninterest income	{a}	$ 50,065	$ 58,788	$ 50,486	$ 78,811	$ 57,048
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	—	—	—
Less: Investment securities loss (gain)		—	109	(12,064)	14,333	327
Adjusted noninterest income (non-GAAP)	{b}	$ 63,677	$ 58,679	$ 62,550	$ 64,478	$ 56,721
Net interest income		$195,057	$189,273	$174,671	$166,310	$163,933
Noninterest income		50,065	58,788	50,486	78,811	57,048
Total revenue	{c}	245,122	248,061	225,157	245,121	220,981
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	—	—	—
Less: Investment securities loss (gain)		—	109	(12,064)	14,333	327
Adjusted total revenue (non-GAAP)	{d}	$258,734	$247,952	$237,221	$230,788	$220,654
Fee income ratio	{a ÷ c}	**20.4 %**	**23.7 %**	**22.4 %**	**32.2 %**	**25.8 %**
Adjusted fee income ratio (non-GAAP)	{b ÷ d}	**24.6 %**	**23.7 %**	**26.4 %**	**27.9 %**	**25.7 %**

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE)						
Net interest income		$195,057	$189,273	$174,671	$166,310	$163,933
Noninterest income		50,065	58,788	50,486	78,811	57,048
Total revenue	{a}	245,122	248,061	225,157	245,121	220,981
Less: Loss on expected sale of consumer lease portfolio		(13,612)	—	—	—	—
Less: Investment securities loss (gain)		—	109	(12,064)	14,333	327
Add: Tax equivalent adjustment [1]		1,542	1,581	1,364	1,466	1,661
Adjusted total revenue (FTE) (non-GAAP)	{b}	$260,276	$249,533	$238,585	$232,254	$222,315
Noninterest expense	{c}	$126,770	$122,261	$126,702	$122,278	$115,554
Less: Amortization of intangible assets		807	807	818	877	877
Tangible noninterest expense (non-GAAP)	{d}	$125,963	$121,454	$125,884	$121,401	$114,677
Efficiency ratio	{c ÷ a}	**51.7 %**	**49.3 %**	**56.3 %**	**49.9 %**	**52.3 %**
Efficiency ratio (FTE) (non-GAAP)	{d ÷ b}	**48.4 %**	**48.7 %**	**52.8 %**	**52.3 %**	**51.6 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

22-

Central Bancompany, Inc. and Subsidiaries

Selected Quarterly Reconciliation of non-GAAP Measures *(unaudited)*

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
		(dollars in thousands, except share and per share data)				
Adjusted net income and adjusted return on average total assets						
Net income	{a}	$ 91,365	$ 94,798	$ 72,620	$ 91,901	$ 79,404
Add: Loss on expected sale of consumer lease portfolio, net of provision and taxes [1 2]		6,563	—	—	—	—
Add: Investment securities loss (gain), net of taxes [1]		—	(83)	9,188	(10,916)	(249)
Adjusted net income (non-GAAP)	{b}	$ 97,928	$ 94,715	$ 81,808	$ 80,985	$ 79,155
Average total assets	{c}	$19,271,396	$19,175,137	$18,639,395	$18,796,724	$18,912,189
Return on average total assets [3]	{a ÷ c}	**1.90 %**	**2.00 %**	**1.55 %**	**1.97 %**	**1.69 %**
Adjusted return on average total assets (non-GAAP) [3]	{b ÷ c}	**2.04 %**	**2.00 %**	**1.75 %**	**1.73 %**	**1.68 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
Tangible common equity, tangible book value per share and tangible common equity to tangible assets						
Total stockholders' equity	{a}	$3,173,329	$3,243,627	$3,083,377	$2,917,251	$2,815,844
Less: Goodwill and other intangible assets		353,277	354,083	355,705	356,524	357,401
Tangible common equity (non-GAAP)	{b}	$2,820,052	$2,889,544	$2,727,672	$2,560,727	$2,458,443
Total shares of Class A common stock outstanding	{c}	220,665	220,735	221,052	221,262	221,276
Book value per share	{a ÷ c}	$ 14.38	$ 14.69	$ 13.95	$ 13.18	$ 12.73
Tangible book value per share (non-GAAP)	{b ÷ c}	$ 12.78	$ 13.09	$ 12.34	$ 11.57	$ 11.11
Total assets	{d}	$19,080,430	$19,584,460	$18,611,659	$18,689,479	$19,070,082
Less: Goodwill and other intangible assets		353,277	354,083	355,705	356,524	357,401
Tangible assets (non-GAAP)	{e}	$18,727,153	$19,230,377	$18,255,954	$18,332,955	$18,712,681
Total stockholders' equity to total assets	{a ÷ d}	**16.6 %**	**16.6 %**	**16.6 %**	**15.6 %**	**14.8 %**
Tangible common equity to tangible assets (non-GAAP)	{b ÷ e}	**15.1 %**	**15.0 %**	**14.9 %**	**14.0 %**	**13.1 %**

		Q2 FY25	Q1 FY25	Q3 FY24	Q2 FY24	Q1 FY24
Tangible net income, adjusted tangible net income, average tangible common equity, adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity						
Net income	{a}	$ 91,365	$ 94,798	$ 72,620	$ 91,901	$ 79,404
Add: Amortization of intangible assets, net of taxes [1]		615	615	623	668	668
Tangible net income (non-GAAP)		91,980	95,413	73,243	92,569	80,072
Add: Loss on expected sale of consumer lease portfolio, net of provision and taxes [1 2]		6,563	—	—	—	—
Add: Investment securities loss (gain), net of taxes [1]		—	(83)	9,188	(10,916)	(249)
Adjusted tangible net income (non-GAAP)	{b}	$ 98,543	$ 95,330	$ 82,431	$ 81,653	$ 79,823
Average common equity	{c}	$3,193,917	$3,181,663	$3,022,149	$2,873,262	$2,765,155
Less: Average goodwill and other intangible assets		353,803	354,612	356,242	357,092	357,970
Average tangible common equity (non-GAAP)	{d}	$2,840,114	$2,827,051	$2,665,907	$2,516,170	$2,407,185
Return on average common equity [3]	{a ÷ c}	**11.5 %**	**12.1 %**	**9.6 %**	**12.9 %**	**11.5 %**
Adjusted return on average common equity (non-GAAP) [3]	{b ÷ c}	**12.3 %**	**12.1 %**	**10.8 %**	**11.3 %**	**11.5 %**
Return on average tangible common equity (non-GAAP) [3]	{a ÷ d}	**13.0 %**	**13.7 %**	**10.9 %**	**14.8 %**	**13.4 %**
Adjusted return on average tangible common equity (non-GAAP) [3]	{b ÷ d}	**13.9 %**	**13.7 %**	**12.3 %**	**13.1 %**	**13.3 %**

[1] Effective marginal tax rate of 23.84% used for all periods.

[2] The second quarter of FY25 includes a $13.6 million loss on the expected sale of the consumer lease portfolio recognized in other noninterest income and a $5.0 million release of provision, which resulted in a net pre-tax loss of $8.6 million. Net of taxes, at a tax rate of 23.84%, the total impact to net income was $6.6 million.

[3] Ratios for the quarters and year-to-date are presented on an annualized basis.

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